UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 14, 2007

ARCTIC CAT INC

 (Exact name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18607	41-1443470
(Commission File Number)	(I.R.S. Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota	56701
(Address of Principal Executive Offices)	(Zip Code)

(218)-681-8558

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 14, 2007, William I. Hagen resigned from the Board of Directors of the Company, including his positions on the Audit Committee and the Compensation Committee of the Board of Directors, in order to devote more time to other activities.  Mr. Hagen’s decision to resign is not a result of any disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.  The resignation letter of Mr. Hagen is set forth as Exhibit 17.1 and is incorporated herein by reference.

Item. 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

17.1  Letter of Resignation of William I. Hagen, dated February 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCTIC CAT INC.

	By	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore,
Chief Financial Officer
Dated: February 21, 2007

ARCTIC CAT INC.
FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
17.1	Letter of Resignation of William I. Hagen, dated February 14, 2007.